January Corporate Presentation

John Scarlett, M.D.
President & CEO, Geron Corporation

January 2016

Forward-Looking Statements

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Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release regarding: (i) timing and management of current and potential clinical trials of imetelstat to be conducted under the collaboration agreement with Janssen, including the Phase 2 clinical trial in MF and the Phase 2/3 clinical trial in MDS, and other potential activities under the collaboration agreement with Janssen; (ii) the safety and efficacy of imetelstat; (iii) the current timeline and designs of the Phase 2 clinical trial in MF and Phase 2/3 clinical trial in MDS, including planned reviews or analyses of clinical data; (iv) the potential receipt by Geron of additional payments up to a potential total of $900 million for the achievement of development, regulatory and commercial milestones, and royalties from sales of imetelstat; (v) Geron's desire to diversify; (vi) plans for presentation of clinical data at future medical conferences; and (vii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the uncertain, time-consuming and expensive product development and regulatory process, including whether Geron and Janssen will succeed in overcoming all of the clinical safety and efficacy, technical, scientific, manufacturing and regulatory challenges in the development and commercialization of imetelstat; (ii) regulatory authorities permitting the clinical trials to begin or continue to proceed; (iii) Janssen's ability to enroll patients in any of the current or potential clinical trials of imetelstat; (iv) the fact that Janssen may terminate the collaboration agreement for any reason; (v) whether imetelstat is safe and efficacious, and whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; (vi) the fact that Geron may not receive any milestone, royalty or other payments from Janssen; (vii) the ability of Geron and Janssen to protect and maintain intellectual property rights for imetelstat; (viii) Geron's dependence on Janssen, including the risks that if Janssen were to breach or terminate the collaboration agreement or otherwise fail to successfully develop and commercialize imetelstat and in a timely manner, Geron would not obtain the anticipated financial and other benefits of the collaboration agreement and the clinical development or commercialization of imetelstat could be delayed or terminated; (ix) whether imetelstat can be applied to any or to multiple hematologic malignancies; and (x) whether Geron is able to acquire any new product candidates, programs or companies to enable it to diversify. Additional information on the above risks and uncertainties and other factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2015. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Geron Highlights

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Continuing clinical data indicate broad and transformative potential of imetelstat

- New England Journal of Medicine publications in September 2015
  - Data from trials in essential thrombocythemia (ET) and myelofibrosis (MF) suggest disease-modifying activity
- Presentations at American Society of Hematology Annual Meeting in December 2015
  - Initial data in MDS-RARS extend indication applications
  - Mutational analyses of ET data confirm potential to inhibit underlying malignant progenitor clones

Maximizing imetelstat clinical development through Janssen collaboration

- Broad development plan led by Janssen in MF, MDS and AML as primary indications
- IMbark™ (Phase 2 MF study) initiated with first patient dosed in September 2015
- IMerge™ (Phase 2/3 MDS study) opened to patient enrollment in December 2015

Maintaining fiscal responsibility for the future

- Strong financial position: ~$146.7 million in cash and investments as of December 31, 2015
- Right-sized organization to support current operations
- Potential Janssen collaboration cash flows expected to self-fund imetelstat development expenses
- Seeking to diversify through future acquisitions of new oncology products, programs or companies

MDS = myelodysplastic syndromes; AML = acute myelogenous leukemia

Preliminary Clinical Data Suggest Transformative Potential of Imetelstat

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Proof-of-concept study in essential thrombocythemia

- Compelling and durable hematologic and molecular responses
- Molecular responses suggest effect on underlying malignant progenitor cell clones

Pilot study in myelofibrosis

- Unprecedented complete and partial remissions suggest disease-modifying activity
  - CR or PR: 21% (7/33) patients
- Durable responses reported: median for CR 18 months (range 7 to 20+ as of Dec 5, 2014)
- Spleen responses (by palpation lasting greater than 12 weeks): 34.8% (8/23) patients
  - Spleen responses in JAK inhibitor experienced subgroup: 27.3% (3/11) patients

Myelosuppression is the dose-limiting toxicity observed

- Cytopenias most frequently reported adverse event
  - Managed through dose hold rules and dose modifications
- Mild-to-moderate non-hematologic adverse events (gastrointestinal events and fatigue)
- Persistent low-grade liver function test abnormalities with long-term administration
  - Reversibility to normal or baseline after drug discontinuation observed for majority of patients

Baerlocher GM, et al. Telomerase Inhibitor Imetelstat in Patients with Essential Thrombocythemia. N Engl J Med 2015;373:920-928
Tefferi A, et al. A Pilot Study of the Telomerase Inhibitor Imetelstat for Myelofibrosis. N Engl J Med 2015;373:908-919
Tefferi A, et al. ASH 2014 Abstract #634: Imetelstat, a Telomerase Inhibitor, Therapy for Myelofibrosis: A Pilot Study

Partnership with Janssen
Exclusive Worldwide Collaboration for Imetelstat

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First Stage

IMbark™ (Phase 2 MF study)

Primary analysis

IMerge™ (Phase 2/3 MDS study)

- Janssen conducting IMbark™ and IMerge™
- Janssen to provide Continuation Decision following primary analysis of IMbark™

First Stage Economics	
Upfront	$35M
Cost Share	50% Geron 50% Janssen

Continuation Stage

Phase 3: MF, MDS
Phase 2,3: AML

Phase 2: Additional exploratory indications

- Geron has Opt-In right to share further US development and promotion costs
- Under Opt-In, Geron may provide 20% of US selling effort with sales force personnel, in lieu of funding 20% of US promotion costs

Continuation Stage Economics

	Opt-In	Opt-Out
Cost Share	20% Geron 80% Janssen	100% Janssen
Continuation/US Rights Fee	$65M	$135M
Dev/Reg Milestones	up to $470M	up to $415M
Sales Milestones	up to $350M	up to $350M
Royalty % Tier**	Mid-teens to low twenties	Double digit to mid-teens

**Calculated on worldwide net sales in any countries where regulatory exclusivity exists or there are valid claims under patent rights exclusively licensed to Janssen

Myelofibrosis (MF)
Disease Characteristics



malignant hematopoietic progenitor cells
malignant clone
telomerase
multiple myeloid precursors
cytokines
collagen and reticulin fibers (fibrosis)
normal bone marrow
advanced fibro-osteosclerosis

- Unmet medical need
  - 3,000 cases diagnosed per year in the US
  - ~13,000 people in the US living with MF
  - Median survival: ~1-3 years for intermediate-2 or high risk disease
  - Leukemic transformation to AML (blast-phase MF)
  - No disease-modifying drug therapy
- Malignant clonal proliferation and atypical megakaryocytic hyperplasia leads to bone marrow fibrosis and impaired hematopoiesis
  - Fibrosis thought to be induced by cytokines produced by the malignant progenitor cell clone[1]
  - Abnormal cytokine expression also thought to result in constitutional symptoms (fever, weight loss, night sweats, pruritis present in approximately 35%[2] of patients)
  - Thrombohemorrhagic complications associated with dysfunctional hematopoiesis
- Impaired bone marrow hematopoiesis shifts blood production to spleen and liver (extramedullary hematopoiesis)
  - Palpable splenomegaly in approximately 80%[3] of patients

[1] J Clin Oncol 2005; 23:8520-8530 [2] Mayo Clin Proc 2012; 87:25 [3] J Clin Oncol 2011; 29:392-397

Phase 2 Trial in Myelofibrosis (IMbark™)

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An open label, single-blind study being conducted by Janssen Biotech, Inc.

IMbark

- Multi-center across North America, Europe and Asia
- Objectives: Define proper dosing and confirm efficacy using current validated regulatory endpoints
- Opened for enrollment in July 2015; first patient dosed in September 2015

Intermediate-2 or high risk myelofibrosis patients relapsed/ refractory to JAK inhibitor treatment → Randomize ~200 pts (1:1)

→ Imetelstat 9.4 mg/kg q3w →

→ Imetelstat 4.7 mg/kg q3w →

Co-1° Efficacy: Spleen response rate* and symptom response rate**

2° Efficacy+: CR/PR and CI++, anemia response#, duration of responses, OS

Exploratory: Cytogenetic and molecular responses, leukemia free survival

* Spleen response rate defined as the percentage of participants who achieve a ≥35% reduction in spleen volume at Week 24 from baseline measured by imaging scans.

** Symptom response rate defined as the percentage of participants who achieve ≥50% reduction in Total Symptom Score (TSS) at Week 24 from baseline as measured by the modified Myelofibrosis Symptom Assessment Form (MFSAF) version 2.0 diary.

+ Complete list of secondary endpoints can be found on clincialtrials.gov.

++ Complete remission (CR) or partial remission (PR), and clinical improvement (CI) per modified 2013 IWG-MRT criteria.

Anemia response per 2013 IWG-MRT criteria.

q3w = every 3 weeks; OS = overall survival

IMbark™
Rationale for Study Design

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IMbark

Patient Population

Targets significant unmet medical need population

- No approved alternative therapies beyond Jakafi
- Median survival reported to be approximately 6 months
- 3-year discontinuation rate for Jakafi ~86%
  - Major reasons: loss of therapeutic effect and lack of response

Endpoints

Co-primary endpoints reflect current validated regulatory pathway

- Spleen response and symptom response were basis for approval of Jakafi

Secondary endpoints capture depth of responses

- To enable differentiation of imetelstat efficacy compared to JAK inhibitors
- To support imetelstat as a highly innovative and potentially transformative treatment

Dosing Arms

Covers potential therapeutic range of the drug

- 9.4 mg/kg q3w: appropriate max dosing regimen used in the MF pilot study
- 4.7 mg/kg q3w: lowest dose in which target engagement (telomerase inhibition) is predicted

Myelodysplastic Syndromes (MDS)
Disease Characteristics

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Diverse group of clonal hematologic malignancies with disordered and ineffective production of the myeloid lineage in the bone marrow characterized by abnormal cell morphology and counts



malignant hematopoietic progenitor cells
malignant clone
telomerase
hyperproliferative bone marrow with erythroid, granulocyte or megakaryocyte dysplasia
anemia and other peripheral cytopenias

- Most common myeloid malignancy
  - ~12,000 cases diagnosed per year in the US
  - ~60,000 people in the US living with MDS
- Median age at diagnosis is ~70 years
- Up to 30% of patients progress to acute leukemia (AML)
- Median survival by International Prognostic Scoring System (IPSS) :
  - 3.5 - 5.7 years for lower risk MDS (IPSS low and intermediate-1 risk; ~70%)
  - 0.4 - 1.2 years for higher risk MDS (IPSS intermediate-2 and high risk; ~30%)
- Chronic anemia is predominant clinical problem in lower risk MDS and many patients become dependent on transfusions
- Transfusion dependency may lead to iron overload and is associated with shorter survival (2 units RBC* per month may reduce life expectancy by 50%) and increased risk of transformation to AML

Sekeres J, Natl Compr Canc Netw 2011; 9:57-63
Malcovati et al, J Clin Oncol 2007; 25:3503-3510
Greenberg P et al, Blood 1997; 89:2079-2028
Bejar R & Steensma DP, Blood 2014; 124:2793-2803

*RBC = red blood cell

Myelodysplastic Syndromes (MDS)
Chronic Anemia Remains an Unmet Need

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Treatments for lower risk MDS patients with anemia are inadequate

- Erythropoiesis stimulating agent (ESA):
  - Patients may experience a transient (median duration ~2 years) improvement in anemia
  - Patients who do not respond or who relapse within 6 months are predicted to have poor survival (median ~3 years)
- Lenalidomide:
  - Approved for **del 5q** patients with transfusion-dependent anemia (represents 10-20% of MDS patients)
  - **Non-del 5q** patients resistant to ESA: in a clinical trial ~27% patients achieved RBC transfusion independence (>8 weeks) with a median duration of ~8 months (sNDA filed with PDUFA scheduled for April 2016)

No new drug approved for MDS in the US in almost a decade

- As in MF, MDS is a disease driven by highly proliferative malignant progenitor cells in the bone marrow with high telomerase activity

*del 5q = a deletion in the long arm of chromosome 5

Initial Testing of Imetelstat in Mayo Clinic Pilot Cohort Provides Clinical Rationale in MDS

Data presented at the ASH Annual Meeting in December 2015

- **9 patients with MDS-RARS (refractory anemia with ring sideroblasts)**
  - IPSS risk classification: intermediate-1 (n=7); intermediate-2 (n=2)
  - All patients were anemic (hemoglobin <10 g/dL)
  - 8 of 9 patients were RBC transfusion dependent per 2006 IWG criteria for MDS (required ≥4 units of packed RBC during 8 weeks prior to study entry)
  - 7 of 9 patients had received prior treatments, including 6 with ESAs
  - Imetelstat administered at starting dose of 7.5 mg/kg every 4 weeks
- **3 of the 8 (38%) transfusion dependent patients became transfusion independent**
  - Defined as not requiring transfusions for at least 8 weeks
  - Median duration was 28 weeks (range of 9 weeks – 37 weeks; 9, 28 and 37 weeks respectively)
- **Clinical benefit observed in most patients**
  - 1 patient: >50% decrease in palpable spleen size (16 cm at baseline) and a decrease in RBC transfusion rate
  - 2 patients: neutrophil and platelet counts normalized
  - 1 patient: erythroid hematologic improvement (increase in hemoglobin >1.5 g/dL)
- **Safety data are consistent with prior imetelstat studies**

Tefferi, et al. ASH 2015 Abstract #55; Telomerase Inhibitor Imetelstat Therapy in Refractory Anemia with Ring Sideroblasts with or without Thrombocytosis

Phase 2/3 Trial in MDS (IMerge™)

A two part study being conducted by Janssen Biotech, Inc.

- Multi-center across North & South America, Europe and Asia
- Objectives: Part 1 (Ph 2) to evaluate safety and efficacy of imetelstat to advance to Part 2 based on positive assessment of benefit-risk profile; Part 2 (Ph 3) to compare imetelstat to placebo using a regulatory validated endpoint
- Opened for enrollment in December 2015


Transfusion Dependent Patients with IPSS Low/INT-1 Risk MDS that is Relapsed/Refractory to Erythropoiesis Stimulating Agent (ESA) Treatment (n = ~200)
Phase 2
Part 1: single arm, open label (n = ~30)
Imetelstat
7.5mg/kg every 4 weeks
Phase 3
Part 2: randomized, double-blind, placebo-controlled (n = ~170)
Randomize (2:1)
Imetelstat* (n = ~115)
Placebo* (n = ~55)
1° Efficacy: RBC Transfusion Independence (TI) ≥8 weeks
2° Efficacy: RBC TI ≥24 weeks, time to and duration of RBC TI; hematologic improvement; CR or PR per 2006 IWG criteria, RBC transfusion requirement; myeloid growth factor use/dose; OS and time to progression to AML

INT-1 = intermediate-1 risk

*dosing as in Part 1

Also endpoints as in Part 1

Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

More information on ClinicalTrials.gov

IMerge™
Rationale for Study Design

Patient Population

Targets significant unmet medical need population
- Chronic anemia remains clinical problem in lower risk MDS
- No approved alternative therapies upon resistance or relapse to ESAs*

Endpoints

Primary endpoint reflects current validated regulatory pathway
- Transfusion independence can reduce potential for iron overload

Secondary endpoints capture depth of responses
- For potential differentiation of imetelstat efficacy compared to current therapies

Dosing Regimen

Same regimen used in Mayo Clinic Pilot Study MDS-RARS cohort
- Dosing adjustments allowed in the study

*Except lenalidomide in the del 5q patients with transfusion-dependent anemia

Key Milestones for IMbark™ and IMerge™

Expectations for 2016 and 2017

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1H 2016	2H 2016	1H 2017	2H 2017
○ First patient dosed for **IMerge**™ Part 1	○ Internal data review for **IMbark**™ (conducted after 20 patients from each arm have been followed for at least 12 weeks) ○ Internal data review for **IMerge**™ Part 1	○ **IMerge**™ Part 2 open for enrollment	○ Primary analysis for **IMbark**™ (conducted after all patients have been followed for at least 24 weeks)

Note: Clinical data are expected to be presented at a medical conference to be determined in the future. Projected timelines are dependent on patient enrollment rates in clinical studies.

Notes